Exhibit 99.1

GENIUS PRODUCTS LLC POSITIONS ITSELF FOR NEXT PHASE OF GROWTH
THROUGH BRAND AND CONTENT PARTNERNSHIPS AND CO-PRODUCTIONS BY
ENHANCING LEADERSHIP TEAM

Matthew Smith, SVP for Blockbuster Inc., appointed President of the Operating Unit, Genius Products LLC, Commencing January 1, 2008

Mitch Budin, promoted to Executive Vice President and General Manager, will oversee all components of Sales and Marketing

Christine Martinez, promoted to EVP of Corporate Strategy will manage corporate strategies, business affairs, and corporate communications

Michael Radiloff, promoted to EVP of Production and Acquisitions, will spearhead the continued expansion into co-production of DVD films and acquisition of additional content through new and existing partnerships

SANTA MONICA, Calif.--December 20, 2007--Genius Products, Inc. (OTCBB: GNPI) announced today that Mr. Matthew Smith, SVP Media Development & Studios for Blockbuster Inc., will be appointed President of the operating unit, Genius Products, LLC, effective January 1, 2008 and as President of the LLC, Smith will be reporting to CEO of the LLC, and President and CEO of Genius Products, Inc., Trevor Drinkwater.  In addition, Genius is pleased to announce the promotion of three key executives, Mitch Budin, Christine Martinez and Michael Radiloff, as the Company positions itself for continued strong revenue and earnings growth through new and expanding brand and content partnerships as well as co-productions.

Stephen K. Bannon, Chairman of Genius Products, said “Our CEO, Trevor Drinkwater, has positioned the management team for phase two of our aggressive growth strategy which will focus on revenue growth and improvements in margin through brand and content partnerships, content production, intellectual property ownership, and the acquisition of additional revenue streams. Trevor and I have been focused on building a company that delivers value to our shareholders and these upcoming enhancements to our management team will allow Genius Products to more aggressively pursue value creating opportunities in 2008 and beyond.”

“We are very fortunate to have Matthew Smith as a new member of the Genius team.  I have personally worked with Matthew since 2001 and find him to be one of the most knowledgeable and results oriented executives I have encountered in the home entertainment industry,” said Trevor Drinkwater, President and CEO of Genius Products. “His broad range of experience, both in the US and abroad, will enable us to continue our rise as one of the fastest growing home entertainment companies.  Our retail centric approach to the marketing of our product will greatly benefit with Matthew aboard.”

Exhibit 99.1

Smith will lead the company’s continued retail expansion as well as co-production and distribution of Genius films.  He joins Genius after 17 distinguished years with Blockbuster, a leading global provider of in-home movies and game entertainment with more than 7,800 retail stores, where he served in a number of senior positions, including his current position of SVP Media Development & Studios.  Smith joined Blockbuster in 1990 and worked in a variety of buying positions within the Product Department.  In 1998, he became International Product Director, and in 2001 he relocated to Los Angeles as VP Studio Relations & International Merchandising.   In 2003, Smith was appointed SVP and General Manager, Content, with responsibility for Blockbuster’s studio agreements on a worldwide basis. In addition, he managed DEJ Productions, the production and distribution arm of Blockbuster that produced such films as the Oscar® winning movies “Monster” and “Crash” prior to being sold in 2005.

In 2005, Smith became SVP, General Merchandise Manager for Blockbuster, Inc. and was responsible for the purchasing, merchandising, allocation and distribution of all product lines, including film, games and general merchandise.  Prior to joining Blockbuster, he worked in the entertainment industry with both EMI and RCA.

“We met Matthew recently through TWC’s exclusive relationship with Blockbuster and we are extremely excited that he is joining an already industry-best management team,” Bob and Harvey Weinstein commented in a statement issued by The Weinstein Company.

Matthew Smith commented, “I look forward to working with the uniquely creative and dedicated people at Genius.  We will continue to expand our retail opportunities, attracting quality content and focusing on disciplined ways to improve shareholder value.  Over the past three years, I have watched with amazement the transformation of this company from a small independent to a major player in the industry.  I look forward to adding to its legacy.”

KEY EXECUTIVE PROMOTIONS

Mr. Mitch Budin, formerly Executive Vice President of Sales, has been promoted to Executive Vice President and General Manager.  Mr. Budin will oversee all components of Sales and Marketing including, Field Sales, Sales Forecasting and Planning, Retail Strategies, Theatrical and Brand Marketing, Strategic Partnerships and Creative Services.

Mrs. Christine Martinez, formerly EVP and General Manager has been promoted to EVP, Corporate Strategy.  Mrs. Martinez will report directly into Trevor Drinkwater, President and CEO, and will be responsible for working with him and the executive team to develop and manage corporate strategies, business affairs, and corporate communications.  In her new role she will interface with key content providers, retailers and investors.

Michael Radiloff, formerly Executive Vice President of Marketing, will become EVP of Production and Acquisitions.  Mr. Radiloff will spearhead Genius expansion into co-production of DVD films and lead efforts around the acquisition of additional content through new and existing partnerships.

Exhibit 99.1

“Mitch, Christine and Michael are all founding executives in our organization and have done a tremendous job over the past two years delivering on our promise,” said Mr. Trevor Drinkwater.  “The new role each is taking on will enhance our organization’s ability to continue our expansion in all phases of our business.”

“We have assembled one of the leading teams in the home entertainment industry and these recent promotions will solidify our foundation and allow us to fully exploit the brand and content partnerships as well as co-production opportunities in our four verticals of Sports, Family/Faith, Lifestyle and Independent Film,” stated Mr. Stephen K. Bannon.

About Genius Products

Genius Products, Inc. (OTCBB:GNPI - News), along with The Weinstein Company Holdings LLC, together owns Genius Products, LLC, a leading independent home-entertainment distribution company that produces, licenses and distributes a valuable library of motion pictures, television programming, family, lifestyle and trend entertainment on DVD and other emerging platforms through its expansive network of retailers throughout the U.S. Genius handles the distribution, marketing and sales for such brands as Animal Planet, Asia Extreme™, Discovery Kids, Dragon Dynasty™, Dimension Films™, Entertainment Rights group companies (Entertainment Rights, Classic Media and Big Idea), ESPN®, IFC®, RHI Entertainment™, Sesame Workshop®, TLC, The Weinstein Company® and WWE®. Genius Products, Inc. is the managing member of Genius Products, LLC, in which it holds a 30% equity interest.

Safe Harbor Statement

This press release contains forward-looking statements, including statements as to the anticipated growth and expansion plans of our business, our anticipated market position within the entertainment distribution industry, and the anticipated effect of Mr. Smith’s employment and other promotions on our growth, market position and business generally.  These forward-looking statements reflect assumptions and involve risks and uncertainties that may affect Genius Products’ business, projections and prospects, and cause actual results to differ materially from those in these forward-looking statements.  Actual results could vary for many reasons, including but not limited to, the success of the strategic alliance between The Weinstein Company and Genius Products, our ability to continue to acquire and keep valuable content or expand our distribution partnerships, the unpredictability of audience demand, the success of TWC titles at the box office and the popularity of our titles on DVD, our ability to perform under the terms of our agreement with our content providers, our ability to continue to manage our significant growth, the effect of technological change and the availability of alternative forms of entertainment, our ability to maximize our operating leverage.  Other such risks and uncertainties include the matters described in Genius Products, Inc. filings with the Securities and Exchange Commission.  We assume no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of this press release.

Contact:

Genius Products, Inc.
GNPI—Investor Relations
John Mills/Anne Rakunas, 310-954-1100